EXHIBIT E TO THE
	CREDIT AGREEMENT

	FORM OF GUARANTY




		This GUARANTY (364-Day Facility) dated as of May 7, 1997, made by UNITED PARCEL SERVICE, INC., a New York corporation, UNITED PARCEL SERVICE,
INC., an Ohio corporation, UNITED PARCEL SERVICE CO., a Delaware corporation (each, a "Guarantor" and collectively, the "Guarantors") in favor of CITIBANK, N.A., as administrative agent (the "Administrative Agent") for the Lenders
(as defined in the Credit Agreement referred to below).

		The Lenders have agreed to make certain loans to United Parcel Service of America, Inc., a Delaware corporation (the "Borrower"), pursuant to, and subject to the terms and conditions specified in, the Amended and Restated Credit Agreement (364-Day Facility) dated as of May 7, 1997 (as amended, supplemented and otherwise modified from time to time, the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined) among the Borrower, the Lenders parties thereto, Citicorp Securities, Inc. and NationsBanc Capital Markets, Inc., as Co-Arrangers, NationsBank, N.A. (South), as Documentation Agent and Citibank, N.A., as Administrative Agent. The obligation of the Lenders to make Advances under the Credit Agreement is conditioned on, among other things, the execution and delivery by the Guarantors of this Guaranty.

		In order to induce the Lenders to make Advances, the Guarantors are willing to execute and deliver this Guaranty.  Accordingly, the parties hereto agree as follows:

		SECTION 1.	Each Guarantor unconditionally guarantees, jointly with
the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment of principal of and interest on each of the Notes, when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise, and all other monetary obligations of the Borrower to each Lender, the Documentation Agent and the Administrative Agent under the Loan
Documents to which the Borrower is or is to be a party (collectively, the
"Guaranteed Obligations").  Each Guarantor further agrees that the Guaranteed
Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation.

		SECTION 2.	Each Guarantor waives presentment to, demand of payment
from and protest to the Borrower of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.  The obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Lender or any Agent to assert any claim or demand or to enforce any right or remedy against the Borrower under the provisions of any
Loan Document or otherwise; (b) any recision, waiver, amendment or modification of any of the terms or provisions of any Loan Document, any guarantee or any other agreement, including with respect to any other Guarantor under this
Guaranty, except to the extent that a discharge or satisfaction of the
Guaranteed Obligations is effected thereto; (c) the release of any security held by any Lender or any Agent for the Guaranteed Obligations or any of them;
or (d) the failure of any Lender or any Agent to exercise any right or remedy against any other Guarantor or guarantor of the Guaranteed Obligations.

		SECTION 3.	Each Guarantor further agrees that its guarantee
constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by any Lender or any Agent to any security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of such Lender or such Agent in favor of the Borrower or any other Person.

		SECTION 4.	The obligations of each Guarantor hereunder shall not be
subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise, other than the indefeasible payment in full in cash of the Guaranteed Obligations in accordance with the terms of this Guaranty.  Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Lender or any
Agent to assert any claim or demand or to enforce any remedy under any Loan
Document, any guarantee or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity.

		SECTION 5.	Each Guarantor further agrees that its guarantee shall
continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof, or principal of or interest on any Guaranteed
Obligation is rescinded or must otherwise be restored by any Lender or any Agent upon the insolvency, bankruptcy or reorganization of the Borrower, any other
Loan Party or otherwise.

		SECTION 6.	In furtherance of the foregoing and not in limitation of
any other right that any Lender or any Agent may have at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment (and failure on the designated date to make such payment) or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by any Lender or the
Administrative Agent, forthwith pay, or cause to be paid, to the Administrative
Agent for distribution to the Lenders in cash the amount of such Guaranteed
Obligation, and thereupon each Lender shall, in a reasonable manner, assign the amount of such Guaranteed Obligation owed to it and paid by such Guarantor pursuant to this Guaranty to such Guarantor, such assignment to be pro tanto to the extent to which such Guaranteed Obligation in question was discharged by such Guarantor, or make such other disposition thereof as such Guarantor shall direct (all without recourse to such Lender or such Agent and without any representation or warranty thereby, and no such assignment to be effective prior to the indefeasible payment in full in cash of such Guaranteed Obligation);
provided, however, that the Lenders shall not receive from the Guarantors pursuant to such demand an aggregate amount in excess of the amount of such
Guaranteed Obligation.

		SECTION 7.	Each Guarantor represents and warrants as to itself that
all representations and warranties that relate to it contained in the Credit
Agreement are true and correct.

		SECTION 8.	The guarantees made hereunder shall survive and be in
full force and effect so long as any Guaranteed Obligation is outstanding and has not been indefeasibly paid in full in cash and so long as any of the
Commitments under the Credit Agreement have not been terminated and shall be reinstated to the extent provided in Section 5.  Each Guarantor shall be released from its guarantee hereunder in the event that all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of, in accordance with the terms of the Credit Agreement.

		SECTION 9.	Whenever in this Guaranty any of the parties hereto is
referred to, such reference shall, except as provided in Section 8, be deemed to include the successors and assigns of such party and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Guaranty shall bind and inure to the benefit of their respective successors and assigns.
None of the Guarantors may assign or transfer any of its rights or obligations hereunder without the prior written consent of all of the Lenders, the
Documentation Agent and the Administrative Agent, except as provided in Section
8.

		SECTION 10.   No failure on the part of the Administrative Agent to
exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Administrative Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy.
All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.  Except as provided in the Credit Agreement, neither the Administrative Agent nor any of the Lenders shall be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

		SECTION 11. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

		SECTION 12. All communications and notices hereunder shall be in writing and given as provided in Section 8.02 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth in Schedule I hereto, with a copy to the Borrower.

		SECTION 13.   In case any one or more of the provisions contained in
this Guaranty should be held invalid, illegal or unenforceable in any respect with respect to any Guarantor, no party hereto shall be required to comply with such provision with respect to such Guarantor for so long as such provision is held to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions contained herein, and of such provision with respect to any other Guarantor, shall not in any way be affected or impaired.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

		SECTION 14. This Guaranty may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, provided that this Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of a manually executed counterpart of this Guaranty.

		IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be executed by their duly authorized officers as of the day and year first above written.


	UNITED PARCEL SERVICE, INC., a
		New York corporation


	By
		Name:
		Title:


	UNITED PARCEL SERVICE, INC., an
	Ohio corporation


	By
		Name:
		Title:


	UNITED PARCEL SERVICE CO., a
	Delaware corporation


	By
		Name:
		Title:


	SCHEDULE I TO
	THE GUARANTY

	ADDRESSES OF GUARANTORS



UNITED PARCEL SERVICE, INC.
55 Glenlake Parkway, N.E.
Atlanta, Georgia  30328


UNITED PARCEL SERVICE, INC.
55 Glenlake Parkway, N.E.
Atlanta, Georgia  30328


UNITED PARCEL SERVICE CO.
55 Glenlake Parkway, N.E.
Atlanta, Georgia  30328